Exhibit 99.2

FORBEARANCE & CONSENT AGREEMENT (KEYSTONE)

This FORBEARANCE & CONSENT AGREEMENT (KEYSTONE) (this “Agreement”) is entered into as of June 18, 2018 by and among (i) PSEGR Keystone Generation, LLC, a Delaware limited liability company (the “Owner Participant”); (ii) Keystone Lessor Genco LLC, a Delaware limited liability company (the “Owner Lessor”); (iii) Wilmington Trust Company, a Delaware banking corporation (“Wilmington”), in its own capacity and as a manager under the LLC Agreement; (iv) NRG REMA LLC, a Delaware limited liability company, as successor to Reliant Energy Mid-Atlantic Power Holdings, LLC (together with its wholly-owned subsidiaries, the “Company”), with respect to the (a) Participation Agreement, dated as of August 24, 2000 with respect to the undivided interest of the Keystone Facility (as amended from time to time, the “Participation Agreement”), (b) the Facility Lease Agreement, dated as of August 24, 2000, entered into by and among the Company, the Owner Lessor and the Owner Participant (as amended from time to time, the “Facility Lease”); and (v)  the Holders signatory hereto (the “Consenting Certificateholders” and, together with the parties listed in (i) through (iv) above, the “Parties”) of the Pass Through Trust Certificates (the “Certificates”), (c) the Site Lease and Sublease Agreement, dated as of August 24, 2000, entered into between the Company and the Owner Lessor (as amended from time to time, the (“Site Sublease Agreement”), (d) the Lease Indenture of Trust, Mortgage and Security Agreement, dated as of August 24, 2000, between the Owner Lessor and the Trustee (as amended from time to time, the “Lease Indenture”), (e) the Pass Through Trust Agreement C, dated as of August 24, 2000, between Trustee and the Facility Lessee (as amended from time to time, the “Pass Through Trust Agreement”), and (f) the other Operative Documents.  Capitalized terms used but not otherwise defined herein shall have the meaning assigned to such terms in the Appendix A to the Participation Agreement.

RECITALS

WHEREAS, the Company has disclosed to the other parties hereto that the Company intends to undergo a separation from its current parent companies (including, without limitation, with respect to operational, financial, governance and legal matters) and has begun such transition process (the “Separation and Transition”);

WHEREAS, the Company has entered into that certain Energy Management Agreement, by and between Tenaska Power Services Co. and the Company, and the transactions and documentation expressly contemplated in connection therewith and as described on Exhibit A hereto (as amended from time to time in accordance therewith and section 1(b) of this Agreement, collectively, the “Tenaska Agreements”);

WHEREAS, the Company intends to enter into that certain O&M Services Agreement, including the related Limited Notice to Proceed, and the transactions and documentation expressly contemplated in connection therewith and as described on Exhibit B hereto (as amended from time to time in accordance therewith and section 1(b) of this Agreement, collectively, the “NAES Agreements”);

WHEREAS, the Company has entered into or intends to enter into service, transition and similar agreements with certain parties and affiliates thereof listed on Exhibit C hereto in connection with the Separation and Transition (as amended from time to time in accordance therewith and section 1(b) of this Agreement, together with the NAES Agreements and the Tenaska Agreements, the “Transition Agreements”);

WHEREAS, although the Company submits that it can enter into and perform under the Transition Agreements in compliance with the Operative Documents, to provide additional certainty and finality with respect to the ongoing Separation and Transition the Parties have agreed to provide the consents, forbearances, reservations, or directions (as the case may be) expressly contemplated by this Agreement in connection therewith, including, without limitation, the ability of the Company to from time to time post cash collateral, procure letters of credit or surety bonds, grant security, or otherwise provide substantially similar credit support, in each case for the benefit of unaffiliated third parties and in connection with the Separation and Transition in respect of the ordinary course operation of the Company (collectively, “Separation and Transition Credit Support”);

WHEREAS, pursuant to Section 5.8 of the Participation Agreement, the Company is required to provide Qualifying Credit Support from time to time for the benefit of the Owner Lessor (which such Qualifying Credit Support has been collaterally assigned to the Lease Indenture Trustee), as adjusted from time to time (together with the Replacement QCS Requirement, the “QCS Requirement”).  On June 8, 2018, the Lease Indenture Trustee drew approximately $ 5,616,779.00 of Qualifying Credit Support (the “QCS Draw”).  As a result of the QCS Draw, the Company is required to provide replacement Qualifying Credit Support pursuant to Section 5.8 of the Participation Agreement in the amount required by Section 5.8(a)(ii) of the Participation Agreement (the “Replacement QCS Requirement”).  The failure to fulfill the QCS Requirement would result in (i) a Lease Event of Default under Section 16(l) of Facility Lease, (ii) a Lease Indenture Event of Default under Section 4.1(a) of the Lease Indenture and (iii) a Pass Through Event of Default under Section 6.1 of the Pass Through Trust Agreement (the “QCS Defaults”).  The Parties have agreed to provide the forbearance or directions expressly contemplated by this Agreement in respect of the QCS Defaults;

WHEREAS, pursuant to Section 5.2 of the Participation Agreement, the Company is required to deliver audited financial statements and related certificates in respect of the fiscal year ending December 31, 2017 (the “Financial Reporting”).  The failure to provide the Financial Reporting would result in (i) a Lease Event of Default under Section 16(d) of the Facility Lease, (ii) a Lease Indenture Event of Default under Section 4.1(a) of the Lease Indenture and (iii) a Pass

Through Event of Default under Section 6.1 of the Pass Through Trust Agreement, in each case, after giving effect to the terms therein (the “Financial Reporting Defaults”).  The Parties have agreed to provide the forbearance or directions expressly contemplated by this Agreement in respect of the Financial Reporting Defaults;

WHEREAS, (a) pursuant to Section 3 of the Facility Lease, the Company is required to make a payment of Periodic Lease Rent in the amount of approximately $5,616,779.08 on July 2, 2018 (the “Rent Payment”), (b) pursuant to Section 3.1 and 2.6 of the Lease Indenture, the Lease Indenture Trustee is required to make a payment of principal and interest on the Lessor Notes in the amount of approximately $5,616,779.08, and (c) pursuant to Section 4 of the Pass Through Trust Agreement, the Pass Through Trustee is required to make a Scheduled Payment in the amount of $5,616,779.08 (the payments described in (a) through (c), the “July 2 Payments”);

WHEREAS, as a result of the failure to make the July 2 Payments after giving effect to applicable grace, cure, or similar periods, (i) a Lease Event of Default would therefore exist under Section 16(a) of the Facility Lease; (ii) a Lease Indenture Event of Default would therefore exist under Section 4.1(a) of the Lease Indenture; and (iii) a Pass Through Event of Default would therefore exist under Section 6.1 of that certain Pass Through Trust Agreement (together with any QCS Default and/or Financial Reporting Default, the “Specified Defaults”);

WHEREAS, as a result of the Specified Defaults:  (i) the Consenting Certificateholders would have the right (after giving effect to any applicable grace period and subject to any other conditions set forth in the Operative Documents and/or applicable laws) to direct the Pass Through Trustee to direct the Lease Indenture Trustee to exercise any and all remedies under the Lease Indenture, including, without limitation, (a) the initiation or continuation of any legal action against the Company, (b) instructing the Lease Indenture Trustee and/or Pass Through Trustee to take any action permitted under the Operative Documents or applicable law, (c) taking any action with respect to the effects of a Lease Event of Default, Lease Indenture Event of Default, Pass Through Event of Default, or any other breach and/or default or event of default under the Operative Documents, and (d) the preparation for or initiation of any legal process for payment or otherwise permitted under the Operative Documents or applicable law (including but not limited to, any enforcement action), and (ii)  the Owner  Lessor would have the right (after giving effect to any applicable grace period and subject to any other conditions set forth in the Operative Documents and/or applicable laws) to exercise any and all remedies under the applicable Operative Documents (including, without limitation, under Section 17 of the Facility Lease) (collectively, any or all such rights and remedies specifically or generally referenced in (i) or (ii), the “Rights and Remedies”);

WHEREAS, in connection with a broader discussion amongst the Parties regarding a potential financial restructuring of the Company (a “Potential Restructuring”), the Parties have agreed to the consents contained in this Agreement, as well as a forbearance in respect of the Specified Defaults until 11:59 p.m. New York time on the date that falls sixty (60) days after the date hereof (as such date may be extended by Consenting Certificateholders holding a majority in interest of the Fractional Undivided Interests evidenced by all Certificates currently outstanding, and the Owner Lessor, as the case may be and in each case, in their sole discretion from time to time, the “Forbearance End Date”);

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants herein set forth, and intending to be legally bound, the Parties agree as follows.

AGREEMENT

1.                                      Consent Regarding Separation and Transition, Potential Restructuring.

a.              The Parties hereby irrevocably agree that all transactions contemplated by the Transition Agreements (including providing any Separation and Transition Credit Support) shall be deemed permitted under the Operative Documents, notwithstanding anything in the Operative Documents to the contrary, upon effectiveness of this Agreement; provided, that (excluding any Separation and Transition Credit Support provided in respect of the Tenaska Agreements) the aggregate amount of such Separation and Transition Credit Support shall not exceed $15 million; provided, further, that, to the extent reasonably practicable, the Company shall provide the other Parties at least two (2) business days’ written notice in advance of the provision of any such Separation and Transition Credit Support.

b.              Prior to the Company’s entry into any material amendment to a Transition Agreement, in accordance with its operative terms, that is adverse to the Company, the Company shall provide the other Parties with three (3) business days’ advance written notice of such amendment.  To the extent that the other Parties do not object within two (2) business days of receipt of such notice, the Company shall be permitted to execute the proposed amendment and the irrevocable consents and agreements in this Agreement shall apply with equal force to the amended Transition Agreements.  For the avoidance of doubt, to the extent a Party timely objects to the Company’s entry into an amendment to a Transition Agreement and the Company nevertheless enters into such amendment, such objecting Party shall not be deemed to have consented to such amendment (by virtue of its consent to the Company’s entry into the Transition Agreements hereunder or otherwise) and all rights and remedies of such objecting Party in connection with the Company’s entry into such amendment shall be preserved.

2.                                      Forbearance Specified Defaults.  The Parties (including the Owner Participant and Owner Lessor) hereby agree that, until the Forbearance End Date, they will forbear (the “Forbearance”) from:  (i) exercising any of the Rights and Remedies under the Operative Documents or applicable law or at equity solely with respect to the Specified Defaults, and

(ii) taking any action with respect to the effects of a Lease Event of Default, Lease Indenture Event of Default, Pass Through Event of Default, or any other breach and/or default or event of default under the Operative Documents (if any), in each case with respect to the Specified Defaults.  The Forbearance and this Agreement shall not be deemed to be, or construed as, an admission on the part of the Facility Lessee as to the existence of any Lease Events of Default, Lease Indenture Events of Default, Pass Through Event of Default or any other breach of the terms and conditions of, any Operative Document.

3.                                      Termination of Forbearance.  The Forbearance shall commence on the date hereof and continue until the earlier of (a) the Forbearance End Date, and (b) the date on which any of the following events shall occur:

a.              other than the Specified Defaults (as defined herein), there occurs and is continuing any (i) Lease Event of Default, (ii) Lease Indenture Event of Default, or (iii) Pass Through Trust Event of Default;

b.              the Company commences a case under title 11 of the United States Code or any equivalent; or

c.               the Company terminates discussions with the Consenting Certificateholders and/or the Owner Participant regarding a Potential Restructuring.

For the avoidance of doubt, the remaining provisions of this Agreement, including the consents and reservations provided hereunder, shall remain effective notwithstanding the termination of the Forbearance.

Notwithstanding anything to the contrary herein, during the duration of the Forbearance the Facility Lessee may take any action it is permitted or required to take under the Operative Documents, in the ordinary course of operating and maintaining its business, as though no Lease Event of Default, Lease Indenture Event of Default, Pass Through Event of Default or any other breach and/or default or event of default under the Operative Documents (if any) with respect to the matters covered by this Forbearance has occurred or is continuing; provided, that the provisions of this paragraph shall not apply to the negative covenants set forth in Sections 5.3 through 5.6 of the Participation Agreement.

MISCELLANEOUS

4.                                      Conditions Precedent to Effectiveness of this Agreement.  This Agreement shall become effective only upon satisfaction in full of all of the following conditions:

a.              This Agreement shall have been executed by the Company, on the one hand, and by the Lease Indenture Trustee, the Pass Through Trustee, Wilmington, the Owner Lessor, Owner Participant and the Consenting Certificateholders holding a majority in interest of the Fractional Undivided Interests evidenced by all Certificates currently outstanding, on the other hand.

b.              The Company shall have (i) paid to O’Melveny & Myers LLP (“OMM”) and Latham & Watkins LLP (“Latham”), as co-counsel to the Owner Lessor and Owner Participant, all accrued and unpaid reasonable and documented fees and out-of-pocket costs and expenses of OMM and Latham through May 31, 2018, pursuant to invoices presented for payment on or prior to the date hereof; and (ii) increased the retainer provided to Latham in connection with its representation of the Owner Lessor and Owner Participant to $225,000.

c.               The Company shall have paid to Guggenheim Partners, LLC (“Guggenheim”), as financial advisor to the Owner Lessor and Owner Participant, all accrued and unpaid reasonable and documented fees and out-of-pocket costs and expenses of Guggenheim through May 31, 2018, pursuant to invoices presented for payment on or prior to the date hereof.

d.              The Company shall have (i)  paid to Paul, Weiss, Rifkind, Wharton & Garrison LLP (“Paul, Weiss”), as counsel to the Consenting Certificateholders, all accrued and unpaid reasonable and documented fees and out-of-pocket costs and expenses of Paul, Weiss through May 31, 2018, pursuant to invoices presented for payment on or prior to the date hereof; and (ii) increased the retainer provided to Paul, Weiss in connection with its representation of certain holders of the Pass Through Trust Certificates to $275,000.

e.               The Company shall have paid to Houlihan Lokey Capital, Inc. (“Houlihan Lokey”), as financial advisor to the Consenting Certificateholders, all accrued and unpaid reasonable and documented fees and out-of-pocket costs and expenses of Houlihan Lokey through May 31, 2018, pursuant to invoices presented for payment on or prior to the date hereof.

5.                                      Representations and Warranties.  In consideration of the foregoing, except as otherwise specified herein, the Company represents and warrants to each Consenting Certificateholder, Wilmington, the Owner Participant, the Owner Lessor, the Lease Indenture Trustee and the Pass Through Trustee, and each Consenting Certificateholder, Wilmington, the Owner Participant, the Owner Lessor, the Lease Indenture Trustee and the Pass Through Trustee, severally but not jointly hereby represents and warrants to the Company, as follows:

a.              Such party is duly organized, validly existing and not in violation in any respect of any term of its charter, bylaws or other constitutive documents.

b.              The execution, delivery and performance of this Agreement are within such party’s power and have been duly authorized by all necessary action and such party is voluntarily entering into this Agreement.

c.               This Agreement constitutes a valid and legally binding agreement, enforceable against such party in accordance with its terms.

d.              No consent or authorization of, filing with, notice to or other act by or in respect of, any governmental or regulatory authority or any other person is required in connection with such party’s entry into, and performance of, this Agreement, except for consents, authorizations, filings and notices which have been obtained or made and are in full force and effect or which are immaterial in nature; and the entry into and performance of this Agreement by such party does not and will not conflict with, or result in the default under, any material agreement or document of such party, its constituent documents or any applicable law, regulation or court order, consent or ruling.

e.               The Company represents that, as of the date of this Agreement, there are no Events of Default that have occurred and are continuing under the Operative Documents other than the Specified Defaults.

6.                                      Holdings of Consenting Certificateholder.

a.              Each Consenting Certificateholder represents and warrants that, as of the date hereof, it beneficially holds, or advises or manages for a beneficial holder, the principal amount of Certificates set forth on the signature page attached hereto and, to that extent it advises or manages the Certificates for any beneficial holder, it has the authority to enter into this Agreement on behalf of any such beneficial holder and that this Agreement is a valid and legally binding agreement, enforceable against that holder and such party.

b.              By its signature below, each Consenting Certificateholder hereby certifies that it will not direct the Lease Indenture Trustee or Pass Through Trustee to take any action inconsistent with this Agreement.

7.              Reservation of Rights Regarding QCS Draw.  Each Party reserves all of their respective rights and remedies whether arising under any Operative Document, under law or at equity, including, without limitation, against the Company, the Owner Lessor, the Owner Participant, the Lease Indenture Trustee, the Pass Through Trustee, and the Certificateholders, in relation to the QCS Draw and the application of proceeds therefrom, including but not limited to (i) pursuing any and all appropriate legal action, including seeking injunctive relief and (ii) seeking damages or reimbursement for any legal expenses resulting from any legal action.

8.              Miscellaneous.

a.              Payment of Certain Fees.  The Facility Lessee shall pay to the Consenting Certificateholders, the Owner Lessor and the Owner Participant all reasonable and documented fees, costs and expenses of the Consenting Certificateholders, the Owner Lessor and the Owner Participant incurred during from June 1, 2018 through the Forbearance End Date and the reasonable and documented fees and out-of-pocket costs and expenses of the legal and financial advisors specified in section 4 of this Agreement.  The Facility Lessee shall pay such fees, costs and expenses no later than the fifteenth (15th) calendar day after receipt of monthly invoices for payment of such fees, costs and expenses are delivered to the Facility Lessee by the Consenting Certificateholders, the Owner Lessor and/or the Owner Participant (as applicable), and, in the case of payments in respect of fees and expenses of counsel and financial advisors, shall be deemed replenishments of any retainers or advances held by the applicable professionals (as applicable).

b.              Headings.  Section and subsection headings in this Agreement are included herein for convenience of reference only and will not constitute a part of this Agreement for any other purpose or be given any substantive effect.

c.               Applicable Law. Except as otherwise expressly provided in any of the Operative Documents, in all respects, including all matters of construction, validity and performance, this Agreement will be governed by and construed in accordance with, the laws of the State of New York.

d.              Successors and Assigns. The provisions of this Agreement will be binding upon the Parties and their respective successors and assigns.

e.               Counterparts. This Agreement may be executed in counterparts, each of which when so executed will be deemed an original, but all such counterparts together will constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or other similar method of electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

f.                Amendments. Except as provided in the defined term “Forbearance End Date” and except with respect to any consent herein that requires only certain of the Parties to waive, amend or modify such provisions pursuant to the terms of the applicable Operative Document, this Agreement may only be amended or modified in writing by the Parties.

9.              Venue; Jury Trial Waiver.  THIS AGREEMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING VENUE AND JURY TRIAL WAIVER SET FORTH IN SECTION 6.13 OF THE PARTICIPATION AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS, INCLUDING WITH RESPECT TO PARTIES TO THIS WAIVER THAT ARE NOT PARTIES TO THE PARTICIPATION AGREEMENT.

[Remainder of page intentionally left blank; signature pages to follow]

NRG REMA LLC

/s/ Mark McFarland
By: Mark McFarland
Title: President

KEYSTONE LESSOR GENCO LLC
By Wilmington Trust Company, not in
Its individual capacity but solely as Lessor
Manager under the LLC Agreement

/s/ Robert P. Hines Jr.
By: Robert P. Hines Jr.
Title: Vice President

WILMINGTON TRUST COMPANY, in
its individual capacity

/s/ Robert P. Hines Jr.
By: Robert P. Hines Jr.
Title: Vice President

PSEG KEYSTONE GENERATION, LLC

/s/ Timothy P. Pellegrin
By: Timothy P. Pellegrin
Title: President

*Signature pages of the Consenting Certificateholders on file with GenOn.

EXHIBIT A

Tenaska Agreements

1.              Energy Management Agreement by and between Tenaska Power Services Co. and the Company, dated as of May 23, 2018, as amended, amended and restated, modified or supplemented from time to time in accordance with the terms of this Agreement and the applicable agreements.

2.              Security Agreement by and between Tenaska Power Services Co. and the Company, dated as of May 23, 2018, as amended, amended and restated, modified or supplemented from time to time in accordance with the terms of this Agreement and the applicable agreements.

3.              Depositary Agreement dated as of May 23, 2018 by and between Tenaska Power Services Co. and the Company, as amended, amended and restated, modified or supplemented from time to time in accordance with the terms of this Agreement and the applicable agreements.

EXHIBIT B

NAES Agreements

1.              O&M Services Agreement to be entered into by the Company, NAES Corporation and any other party from time to time party thereto and the related documentation referred to therein, in each case, as amended, amended and restated, modified or supplemented from time to time in accordance with the terms of this Agreement and the applicable agreements.

2.              Limited Notice to Proceed to be entered into by the Company and NAES Corporation and any other party from time to time party thereto and the related documentation referred to therein, in each case, as amended, amended and restated, modified or supplemented from time to time in accordance with the terms of this Agreement and the applicable agreements.

EXHIBIT C

Other Agreements

1.              DXC, in respect of IT, ERP and BPO implementation.

2.              Riveron, in respect of accounting setup.

3.              ADP, in respect of payroll and benefits setup.

4.              PWC, in respect of tax solution implementation.

5.              Century Link, in respect of telephone services.

6.              With respect to each foregoing subpart (1) - (5), replacements or substitutes for any of the foregoing as required for continued ordinary course operations for the Company and as such arrangements may be amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement and the applicable agreements.